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                                                                    EXHIBIT 10.2




                                  KINZAN, INC.

                                 2000 STOCK PLAN

                         EFFECTIVE AS OF APRIL 28, 2000


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                                TABLE OF CONTENTS

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Section 1.        ESTABLISHMENT AND PURPOSE....................................1

Section 2.        ADMINISTRATION...............................................1

       (a)        Committees of the Board of Directors.........................1

       (b)        Authority of the Board of Directors..........................1

Section 3.        ELIGIBILITY..................................................1

       (a)        General Rule.................................................1

       (b)        Ten-Percent Stockholders.....................................1

Section 4.        STOCK SUBJECT TO PLAN........................................2

       (a)        Basic Limitation.............................................2

       (b)        Additional Shares............................................2

       (c)        Acquisitions.................................................2

Section 5.        MAXIMUM INDIVIDUAL GRANTS....................................2

Section 6.        TERMS AND CONDITIONS OF AWARDS OR SALES......................2

       (a)        Stock Purchase Agreement.....................................2

       (b)        Duration of Offers and Nontransferability of Rights..........3

       (c)        Purchase Price...............................................3

       (d)        Withholding Taxes............................................3

       (e)        Restrictions on Transfer of Shares...........................3

       (f)        Accelerated Vesting..........................................3

Section 7.        TERMS AND CONDITIONS OF OPTIONS..............................3

       (a)        Stock Option Agreement.......................................3

       (b)        Number of Shares.............................................3

       (c)        Exercise Price...............................................4

       (d)        Vesting......................................................4

       (e)        Withholding Taxes............................................4

       (f)        Exercisability...............................................4

       (g)        Accelerated Exercisability...................................4

       (h)        Basic Term...................................................4

       (i)        Nontransferability...........................................4

       (j)        Termination of Service (Except by Death or for Cause)........4
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                                TABLE OF CONTENTS
                                   (CONTINUED)

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
       (k)        Leaves of Absence............................................5

       (l)        Death of Optionee............................................5

       (m)        Termination for Cause........................................5

       (n)        No Rights as a Stockholder...................................5

       (o)        Modification, Extension and Assumption of Options............6

       (p)        Restrictions on Transfer of Shares...........................6

       (q)        Accelerated Vesting..........................................6

Section 8.        PERFORMANCE MEASURES.........................................6

       (a)        In General...................................................6

       (b)        Certification of Achievement of Performance Measures.........6

       (c)        Committee....................................................7

Section 9.        PAYMENT FOR SHARES...........................................7

       (a)        General Rule.................................................7

       (b)        Services Rendered............................................7

       (c)        Surrender of Stock...........................................7

       (d)        Promissory Note..............................................7

       (e)        Exercise/Sale................................................7

       (f)        Exercise/Pledge..............................................7

       (g)        Net Exercise.................................................8

Section 10.       ADJUSTMENT OF SHARES.........................................8

       (a)        General......................................................8

       (b)        Mergers and Consolidations...................................8

       (c)        Reservation of Rights........................................8

Section 11.       SECURITIES LAW REQUIREMENTS..................................9

Section 12.       NO RETENTION RIGHTS..........................................9

Section 13.       DURATION AND AMENDMENTS......................................9

       (a)        Term of the Plan.............................................9

       (b)        Right to Amend or Terminate the Plan.........................9

       (c)        Effect of Amendment or Termination...........................9

Section 14.       DEFINITIONS..................................................9
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                                TABLE OF CONTENTS
                                   (CONTINUED)

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
Section 15.       EXECUTION...................................................12
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                                     iii

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                          KINZAN, INC. 2000 STOCK PLAN

SECTION 1. ESTABLISHMENT AND PURPOSE.

         The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares as incentives to persons who provide services to the Company or its affiliates. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under Section 422 of the Code. Capitalized terms are defined in Section 14.

SECTION 2. ADMINISTRATION.

(a) COMMITTEES OF THE BOARD OF DIRECTORS. The Plan may be administered by one or more Committees. Each Committee shall consist of one or more members of the Board of Directors who have been appointed by the Board of Directors. Each Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it. If no Committee has been appointed, the entire Board of Directors shall administer the Plan. Subject to the foregoing, the Board of Directors shall establish a Committee comprised solely of not less than two members of the Board of Directors who each shall qualify as (i) a "non-employee director" within the meaning of Rule 16b-3(b)(3) or any successor rule under the Securities Exchange Act of 1934, as amended from time to time, and (ii) an "outside director" within the meaning of Section 162(m) of the Code, and unless the Board of Directors determines otherwise, such Committee shall have authority to make awards or sales of Shares or grants of Options to Covered Employees. Any reference to the Board of Directors in the Plan shall be construed as a reference to the Committee (if any) to whom the Board of Directors has assigned a particular function.

(b) AUTHORITY OF THE BOARD OF DIRECTORS. Subject to the provisions of the Plan, the Board of Directors shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. All decisions, interpretations and other actions of the Board of Directors shall be final and binding on all Purchasers, all Optionees and all persons deriving their rights from a Purchaser or Optionee.

SECTION 3. ELIGIBILITY.

(a) GENERAL RULE. Only Employees, Directors and Consultants shall be eligible for the grant of Options or the direct award or sale of Shares, as determined by the Board of Directors. Only Employees shall be eligible for the grant of ISOs.

(b) TEN-PERCENT STOCKHOLDERS. An individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries shall not be eligible for designation as an Optionee under an ISO unless the Exercise Price is at least 110% of the Fair Market Value of a Share on the date of grant and the ISO is not exercisable after the expiration of five (5) years from the date of grant. For purposes of this subsection (b), in determining stock ownership, the attribution rules of
Section 424(d) of the Code shall be applied.


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SECTION 4. STOCK SUBJECT TO PLAN.

(a) BASIC LIMITATION. Shares offered under the Plan may be authorized but unissued Shares or treasury Shares. The aggregate number of Shares that may be issued under the Plan (upon exercise of Options or other rights to acquire Shares) shall not exceed 1,500,000 Shares, plus (i) an additional number of Shares as of the first day of each calendar year equal to 500,000 Shares, (ii) all Shares available for issuance under the Prior Plan (including any Shares which become available by reason of any forfeiture or cancellation) and (iii) any Shares issued or issuable under the Plan by reason of any options or other rights assumed or substituted for in accordance with Section 4(c) below, in all cases subject to adjustment pursuant to 0. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan.

(b) ADDITIONAL SHARES. In the event that any outstanding Option or other right to acquire Shares for any reason expires or is cancelled or otherwise terminated under the Plan, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, right of repurchase or right of first refusal, such Shares shall again be available for the purposes of the Plan. To the extent any Shares subject to outstanding options or other rights under the Prior Plan for any reason expire or are cancelled or otherwise terminated under such plan or any unvested Shares are issued under the Prior Plan and subsequently repurchased by the Company, at the option exercise price or direct issue price paid per Share, pursuant to the Company's repurchase rights under such plan, such Shares shall be available for purposes of the Plan.

(c) ACQUISITIONS. In connection with the acquisition of any business by the Company or any of its affiliates, any outstanding grants, awards or sales of options, stock or other similar rights pertaining to such business may be assumed or replaced by Options or Shares under the Plan upon such terms and conditions as the Board of Directors determines. The date of any such grant, award or sale shall relate back to the date of the initial grant, award or sale being assumed or replaced, and service with the acquired business shall constitute service with the Company and its affiliates for purposes of such grant, award or sale.

SECTION 5. MAXIMUM INDIVIDUAL GRANTS.

         The maximum aggregate number of Shares underlying all Options or other rights under the Plan that may be granted to any single Employee, including any Options or other rights that may have been granted to such Employee as a Director or Consultant, over any three-year period during the term of the Plan shall be 500,000 Shares, subject to adjustment pursuant to Section 10. For purposes of the preceding sentence, any Options or other rights that are cancelled or repriced shall continue to be counted in determining such maximum limit.

SECTION 6. TERMS AND CONDITIONS OF AWARDS OR SALES.

(a) STOCK PURCHASE AGREEMENT. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the

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Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan, and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

(b) DURATION OF OFFERS AND NONTRANSFERABILITY OF RIGHTS. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within thirty (30) days after the grant of such right was communicated to the Purchaser by the Company. Such right shall not be transferable and shall be exercisable only by the Purchaser to whom such right was granted, except in the case of a transfer by the Purchaser to its affiliate with the prior written consent of the Board of Directors at its sole discretion.

(c) PURCHASE PRICE. The Purchase Price of Shares to be offered under the Plan shall be determined by the Board of Directors at its sole discretion. The Purchase Price shall be payable in a form described in Section 9.

(d) WITHHOLDING TAXES. As a condition to the purchase of Shares, the Purchaser shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

(e) RESTRICTIONS ON TRANSFER OF SHARES. Any Shares awarded or sold under the Plan shall be subject to such vesting and special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

(f) ACCELERATED VESTING. Unless the applicable Stock Purchase Agreement provides otherwise, any right to repurchase a Purchaser's Shares at the original Purchase Price (if any) upon termination of the Purchaser's Service shall lapse and all of such Shares shall become vested upon the consummation of a Change in Control before the Purchaser's Service terminates, at the sole discretion of the Board of Directors.

SECTION 7. TERMS AND CONDITIONS OF OPTIONS.

(a) STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan, and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

(b) NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 10. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

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(c)      EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise
Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, and a higher percentage may be required by 0. Subject to the preceding sentence, the Exercise Price under any Option shall be determined by the Board of Directors at its sole discretion. The Exercise Price shall be payable in a form described in Section 10.

(d) VESTING. Each Stock Option Agreement shall specify the date and events on which all or any installment of the Option shall be vested and nonforfeitable (except as provided in the Plan or the Stock Option Agreement). The vesting and nonforfeitability provisions applicable to any Option shall be determined by the Board of Directors at its sole discretion.

(e) WITHHOLDING TAXES. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

(f) EXERCISABILITY. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The exercisability provisions of any Stock Option Agreement shall be determined by the Board of Directors at its sole discretion.

(g) ACCELERATED EXERCISABILITY. Unless the applicable Stock Option Agreement provides otherwise, all of an Optionee's Options shall become exercisable in full if (i) the Company is subject to a Change in Control before the Optionee's Service terminates, (ii) the Company or its parent does not continue such Options, and (iii) any surviving corporation or its parent does not assume such Options, or does not substitute options with substantially the same terms for such Options.

(h) BASIC TERM. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed ten (10) years from the date of grant, and a shorter term may be required by Section 3(b) for Ten-Percent Stockholders. Subject to the preceding sentence, the Board of Directors at its sole discretion shall determine when an Option is to expire.

(i) NONTRANSFERABILITY. No Option shall be transferable by the Optionee other than by beneficiary designation, will or the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee's guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during the Optionee's lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

(j) TERMINATION OF SERVICE (EXCEPT BY DEATH OR FOR CAUSE). If an Optionee's Service terminates for any reason other than the Optionee's death or for Cause, then the Optionee's Options shall expire on the earliest of the following occasions:

         (i) The expiration date determined pursuant to subsection (h) above;

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         (ii)     The date three (3) months after the termination of the
Optionee's Service for any reason other than Disability, or such later date as the Board of Directors may determine; or

         (iii) The date six (6) months after the termination of the Optionee's Service by reason of Disability, or such later date as the Board of Directors may determine.

The Optionee may exercise all or part of the Optionee's Options at any time before the expiration of such Options under the preceding sentence, but only to the extent that such Options had become exercisable before the Optionee's Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee's Service terminated (or vested as a result of the termination). The balance of such Options shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of the Optionee's Service but before the expiration of the Optionee's Options, all or part of such Options may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee's Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee's Service terminated (or vested as a result of the termination).

(k) LEAVES OF ABSENCE. For purposes of subsection (j) above, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

(l) DEATH OF OPTIONEE. If an Optionee dies while the Optionee is in Service, then the Optionee's Options shall expire on the earlier of the following dates:

         (i) The expiration date determined pursuant to subsection (h) above; or

         (ii)     The date twelve (12) months after the Optionee's death.

All or part of the Optionee's Options may be exercised at any time before the expiration of such Options under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee's death (or became exercisable as a result of the death) and the underlying Shares had vested before the Optionee's death (or vested as a result of the death). The balance of such Options shall lapse when the Optionee dies.

(m) TERMINATION FOR CAUSE. Unless otherwise determined by the Board of Directors, all of an Optionee's Options (both vested and unvested) shall be cancelled and forfeited upon the Optionee's termination of Service for Cause.

(n) NO RIGHTS AS A STOCKHOLDER. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by the Optionee's Option until such

                                      5
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person becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

(o) MODIFICATION, EXTENSION AND ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Options or may provide for the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, materially impair the Optionee's rights or increase the Optionee's obligations under such Option.

(p) RESTRICTIONS ON TRANSFER OF SHARES. Any Shares issued upon exercise of an Option shall be subject to same vesting conditions as were applicable to the Option and such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally. Any right to repurchase the Optionee's Shares at the original Exercise Price upon termination of the Optionee's Service may be exercised only (i) for cash or for cancellation of indebtedness incurred in purchasing the Shares and (ii) within ninety (90) days after the later of (A) the termination of the Optionee's Service or (B) the date of the Option exercise.

(q) ACCELERATED VESTING. Unless the applicable Stock Option Agreement provides otherwise, any right to repurchase an Optionee's Shares at the original Exercise Price upon termination of the Optionee's Service shall lapse and all of such Shares shall become vested upon the consummation of a Change in Control before the Optionee's Service terminates, at the sole discretion of the Board of Directors.

SECTION 8. PERFORMANCE MEASURES.

(a) IN GENERAL. In the event of an award or sale of Shares or grant of Options under the Plan with a Purchase Price or Exercise Price of less than Fair Market Value at the time of such award, sale or grant, the Committee may at its sole discretion determine and administer of the terms and conditions of such award, sale or grant so as to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code. To that end, the grant, payment, vesting and/or exercisability of such award, sale or grant shall be subject to the achievement during a performance period or periods of a level or levels of one or more Performance Measures, in each case as established at the sole discretion of the Committee. The establishment of Performance Measures applicable to any award, sale or grant to which this Section 8 applies shall be made before either ninety (90) days or 25% of the applicable performance period have elapsed. The amount of compensation payable under the terms of any such award, sale or grant upon the achievement of any applicable Performance Measure shall not be subject to any increase as a result of discretion exercised, directly or indirectly, by the Committee.

(b) CERTIFICATION OF ACHIEVEMENT OF PERFORMANCE MEASURES. No compensation attributable to an award, sale or grant subject to this Section 8 shall be paid to or otherwise received by a Purchaser or an Optionee who is a Covered Employee with respect to any

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performance period until the Committee certifies in writing that the
Performance Measures applicable to such award, sale or grant and such performance period have been satisfied.

(c) COMMITTEE. All actions required or permitted to be taken by the Committee under this Section 8 shall be undertaken by the Committee comprised solely of non-employee directors and outside directors, as established pursuant to Section 2.

SECTION 9. PAYMENT FOR SHARES.

(a) GENERAL RULE. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in cash or cash equivalents at the time when such Shares are purchased, except as otherwise provided in this Section 9.

(b) SERVICES RENDERED. At the sole discretion of the Board of Directors, Shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award.

(c) SURRENDER OF STOCK. At the sole discretion of the Board of Directors, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Option is exercised. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company, a Parent or a Subsidiary to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes that otherwise would not have occurred.

(d) PROMISSORY NOTE. At the sole discretion of the Board of Directors, all or a portion of the Purchase Price or Exercise Price (as the case may be) of Shares issued under the Plan may be paid with a full-recourse promissory note. However, the par value of the Shares, if newly issued, shall be paid in cash or cash equivalents. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Board of Directors (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

(e) EXERCISE/SALE. At the sole discretion of the Board of Directors, and if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

(f) EXERCISE/PLEDGE. At the sole discretion of the Board of Directors, and if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

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

(g) NET EXERCISE. At the sole discretion of the Board of Directors, and if Stock is publicly traded, payment of all or any portion of the Exercise Price of Shares issued under the Plan may be made by reducing the number of Shares otherwise deliverable upon the exercise of such Option by the number of Shares having a fair market value equal to the Exercise Price.

SECTION 10. ADJUSTMENT OF SHARES.

(a) GENERAL. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Stock, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a spin-off, a reclassification or a similar occurrence, the Board of Directors shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 4, (ii) the number of Shares covered by each outstanding Option, or (iii) the Exercise Price under each outstanding Option.

(b) MERGERS AND CONSOLIDATIONS. In the event that the Company is a party to a merger or consolidation, outstanding Options shall be subject to the agreement of merger or consolidation. Such agreement, without the Optionees' consent, may provide for:

         (i) The continuation of such outstanding Options by the Company (if the Company is the surviving corporation);

         (ii) The assumption of the Plan and such outstanding Options by the surviving corporation or its parent;

         (iii) The substitution by the surviving corporation or its parent of options with substantially the same terms for such outstanding Options; or

         (iv) The cancellation of the vested portion (and not the unvested portion) of such outstanding Options or other rights by a cash payment of the excess, if any, of the fair market value of the Shares subject to the vested portion of any such Option or other rights over the aggregate Exercise Price with respect to such portion.

(c) RESERVATION OF RIGHTS. Except as provided in this Section 10, an Optionee or Purchaser shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend, or (iii) any other increase or decrease in the number of shares of stock of any class. Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

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SECTION 11. SECURITIES LAW REQUIREMENTS.

         Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended from time to time, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company's securities may then be traded.

SECTION 12. NO RETENTION RIGHTS.

         Nothing in the Plan or in any right or Option granted under the Plan shall confer upon the Purchaser or Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Purchaser or Optionee) or of the Purchaser or Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

SECTION 13. DURATION AND AMENDMENTS.

(a) TERM OF THE PLAN. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company's stockholders. In the event that the Company's stockholders fail to approve the Plan within twelve (12) months after its adoption by the Board of Directors, any sales or awards of Shares or grants of Options that have already occurred shall be rescinded, and no additional sales, awards or grants shall be made thereafter under the Plan. The Plan shall terminate automatically ten (10) years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to subsection (b) below.

(b) RIGHT TO AMEND OR TERMINATE THE PLAN. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan which increases the number of Shares available for issuance under the Plan (except as provided in Section 10), or which materially changes the class of persons who are eligible for the grant of ISOs, shall be subject to the approval of the Company's stockholders. Stockholder approval shall not be required for any other amendment of the Plan.

(c) EFFECT OF AMENDMENT OR TERMINATION. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 14. DEFINITIONS.

(a) "BOARD OF DIRECTORS" shall mean the board of directors of the Company, as constituted from time to time.

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

(b) "CAUSE" shall mean with respect to an Optionee or Purchaser, unless another meaning is otherwise specifically provided by the Board of Directors, the earliest to occur of:

         (i) any conviction of, or plea of guilty or nolo contendre to, a felony in connection with the performance of services for the Company or any of its affiliates; or

         (ii) any willful breach of any written policy or any confidential or proprietary information, non-compete or non-solicitation covenant with the Company or any of its affiliates, in any case which is materially and demonstrably injurious to the Company.

(c)      "CHANGE IN CONTROL" shall mean:

         (i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

         (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

(d) "CODE" shall mean the Internal Revenue Code of 1986, as amended, from time to time, and the regulations promulgated thereunder.

(e) "COMMITTEE" shall mean a committee of the Board of Directors, as described in Section 2(a).

(f)      "COMPANY" shall mean Kinzan, Inc., a Delaware corporation.

(g) "CONSULTANT" shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Directors.

(h) "COVERED EMPLOYEE" shall mean each Employee who, as of date of any award or sale of Shares or grant of Options to such Employee, (i) is a "covered employee" (as defined in Section 162(m) of the Code) and the recipient of compensation in excess of $1,000,000 or (ii) is expected by the Board of Directors to satisfy the requirements of clause (i) as of the end of the taxable year of the Company, a Parent or a Subsidiary in which compensation attributable to such Shares or Options (as the case may be) would be deductible without regard to such Section.

(i) "DIRECTOR" shall mean a member of the board of directors of the Company, a Parent or a Subsidiary who is not an Employee.

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

(j) "DISABILITY" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment as determined by the Board of Directors at its sole discretion.

(k) "EMPLOYEE" shall mean an individual who is a common-law employee of the Company, a Parent or a Subsidiary.

(l) "EXERCISE PRICE" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Stock Option Agreement.

(m) "FAIR MARKET VALUE" shall mean the fair market value of a Share, as determined by such methods or procedures as shall be established from time to time by the Board of Directors at its sole discretion. Such determination shall be conclusive and binding on all persons.

(n) "ISO" shall mean an incentive stock option described in Section 422(b) of the Code.

(o) "NONSTATUTORY OPTION" shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

(p) "OPTION" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

(q)      "OPTIONEE" shall mean an individual who holds an Option.

(r) "PARENT" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(s) "PERFORMANCE MEASURES" shall mean any of the following: net sales; pre-tax income before allocation of corporate overhead and bonus; budget; cash flow; earnings per share; net income; division, group or corporate financial goals; return on stockholders' equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of Shares or any other public-traded securities of the Company; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; economic value-added models; comparisons with various stock market indices; increase in number of customers; and/or reductions in costs.

(t)      "PLAN" shall mean this Kinzan, Inc. 2000 Stock Plan.

(u)      "PRIOR PLAN" shall mean the Kinzan.com 1999 Stock Option/Stock Issuance
Plan.

(v) "PURCHASE PRICE" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Board of Directors in the applicable Stock Purchase Agreement.

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

(w) "PURCHASER" shall mean an individual to whom the Board of Directors has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

(x)      "SELECTED AWARD" shall have the meaning ascribed in Section(a).

(y)      "SERVICE" shall mean service as an Employee, Director or Consultant.

(z) "SHARE" shall mean one share of common stock of the Company, with a par value of $0.001, as adjusted in accordance with Section 10 (if applicable).

(aa) "STOCK OPTION AGREEMENT" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to the Optionee's Option.

(bb) "STOCK PURCHASE AGREEMENT" shall mean the agreement between the Company and a Purchaser who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

(cc) "SUBSIDIARY" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(dd) "TEN-PERCENT STOCKHOLDER" shall mean an individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries.

SECTION 15. EXECUTION.

                  To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.

                                  KINZAN, INC.

                                  By: /s/ Jeffrey P. Higgins
                                     -------------------------------------------

                                  Title: Vice President and General Counsel
                                        ----------------------------------------



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